Fortress America Acquisition Corporation
(a corporation in the development stage)

For the Periods of

December 20, 2004 (Inception)

to

December 31, 2004,

January 1, 2005

To

August 24, 2005

and

December 20, 2004 (Inception)

to

August 24, 2005

Fortress America Acquisition Corporation
(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Fortress America Acquisition Corporation

We have audited the accompanying balance sheets of Fortress America Acquisition Corporation (a corporation in the development stage) as of August 24, 2005 and December 31, 2004, and the related statements of operations, stockholders' equity and cash flows for the periods from December 20, 2004 (inception) to August 24, 2005, January 1, 2005 to August 24, 2005 and December 20, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortress America Acquisition Corporation as of August 24, 2005 and December 31, 2004, and the results of its operations and its cash flows for the periods from December 20, 2004 (inception) to August 24, 2005, January 1, 2005 to August 24, 2005 and December 20, 2004 (inception) to December 31, 2004 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP
GOLDSTEIN GOLUB KESSLER LLP
New York, New York

August 25, 2005

Fortress America Acquisition Corporation
(a corporation in the development stage)
Balance Sheets

	August 24, 2005	December 31, 2004
Assets
Current assets:
Cash	$1,207,995	$25,000
Cash held in Trust Fund (Note 1)	4,304,000	—
Investments held in Trust Fund (Note 1)	37,756,385	—
Prepaid expenses	58,833	—
Total current assets	43,327,213	25,000
Deferred offering costs	—	12,500
Total assets	$43,327,213	$37,500
Liabilities and Stockholders’ Equity
Current liabilities:
Accrued expenses	$18,270	$—
Accounts payable	5,564	1,056
Income taxes payable	13,142	—
Advance from stockholder	26,683	—
Deferred interest on investments held in Trust Fund	19,276	—
Notes payable, stockholders (Note 4)	10,000	12,500
Total current liabilities	92,935	13,556
Common stock, subject to possible conversion, 1,559,220 shares at conversion value (Note 1)	8,388,604	—
Commitment (Note 5)
Stockholders’ equity (Notes 1, 2, 6 and 7)
Preferred stock, $.0001 par value, Authorized
1,000,000 shares; none issued	—	—
Common stock, $.0001 par value
Authorized 50,000,000 shares Issued and outstanding 9,550,000 shares (which includes 1,559,220 subject to possible conversion) and 1,250,000, respectively	955	125
Additional paid-in capital	34,826,062	24,875
Surplus/(deficit) accumulated during development stage	18,657	(1,056)
Total stockholders’ equity	34,845,674	23,944
Total liabilities and stockholders’ equity	$43,327,213	$37,500

See notes to financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Statements of Operations

	Period of December 20, 2004 (Inception) to August 24, 2005	Period of January 1, 2005 to August 24, 2005	Period of December 20, 2004 (Inception) to December 31, 2004
Income:
Interest Income	$77,898	$77,898		$—
Expenses:
Formation and operating costs	46,099	45,043		1,056
Net income (loss) for the period before income taxes	31,799	32,855		(1,056)
State and federal income taxes	13,142	13,142		-
Net income (loss) for the period	$18,657	$19,713		$(1,056)
Net income (loss) per share basic and diluted	$.01	$.01	$	( .00)
Weighted average shares outstanding - basic and diluted	2,615,738	2,679,237		1,250,000

See notes to financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Statement of Stockholders' Equity

				Surplus
				(Deficit)
				Accumulated
			Additional	During	Total
	Common Stock		Paid-In	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity
Common shares issued December 20, 2004 at $0.02 per share	1,250,000	$125	$24,875		$25,000

Net loss for the period				$(1,056)	(1,056)

Balance at December 31, 2004	1,250,000	125	24,875	(1,056)	23,944
Redemption of common stock	(1,250,000)	(125)	(24,875)		(25,000)
Common shares issued March 9, 2005 at $0.01429 per share	1,750,000	175	24,825		25,000

Common shares issued July 20, 2005, net of underwriters’ discount and offering expenses (includes 1,399,300 shares subject to possible conversion)	7,000,000	700	38,682,329		38,683,029
Common shares issued August 24, 2005, net of underwriters’ discount and offering expenses (includes 159,920 shares subject to possible conversion)	800,000	80	4,507,412		4,507,492
Proceeds subject to possible conversion of 1,559,220 shares			(8,388,604)		(8,388,604)
Proceeds from issuance of option			100		100
Net income for the period				19,713	19,713
Balance at August 24, 2005	9,550,000	$955	$34,826,062	$18,657	$34,845,674

See notes to financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Statements of Cash Flows

	For the Period of December 20, 2004 (Inception) to August 24, 2005	For the Period of January 1, 2005 to August 24, 2005	For the Period of December 20, 2004 (Inception) to December 31, 2004
Cash Flows from Operating Activities
Net income (loss)	$18,657	$19,713	$(1,056)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest income on treasury bills	(96,385)	(96,385)	—
Increase in prepaid expenses	(58,833)	(58,833)	—
Increase in accounts payable and accrued expenses	10,338	9,282	1,056
Increase in income taxes payable	13,142	13,142	—
Increase in deferred interest	19,276	19,276	—
Net cash used in operating activities	(93,805)	(93,805)	—

Cash Flows from Investing Activities
Cash/investments placed in Trust Fund	(41,964,000)	(41,964,000)	—
Net cash used in investing activities	(41,964,000)	(41,964,000)	—

Cash Flows from Financing Activities
Gross proceeds of public offering, including over-allotment option exercise	46,800,000	46,800,000	—
Proceeds from notes payable, stockholders	70,000	57,500	12,500
Payment of notes payable, stockholders	(60,000)	(60,000)	—
Advances from stockholder	26,683	26,683	—
Proceeds from sale of shares of common stock	50,000	25,000	25,000
Redemption of common stock	(25,000)	(25,000)	—
Proceeds from issuance of option	100	100	—
Payment of costs of public offering, including over-allotment option exercise	(3,595,983)	(3,583,483)	(12,500)
Net cash provided by financing activities	43,265,800	43,240,800	25,000
Net increase in cash	1,207,995	1,182,995	25,000
Cash at beginning of the period	—	25,000	—
Cash at end of the period	$1,207,995	$1,207,995	$25,000

Non cash financing activity:
Accrual of costs of public offering	$13,496	$13,496	$—

See notes to financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Notes to Financial Statments

1. Organization and Proposed Business Operations
Fortress America Acquisition Corporation (the “Company”) was incorporated in Delaware on December 20, 2004 as a blank check company, the objective of which is to acquire one or more operating businesses in the homeland security industry.

Substantially all activity from December 20, 2004 (inception) through August 24, 2005 relates to the Company’s formation and public offering described below. The Company has elected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (“IPO”) was declared effective July 13, 2005. The Company consummated the offering on July 20, 2005 and received net proceeds of $38,683,029. In addition, on August 24, 2005 the underwriters for the IPO exercised their over-allotment option (the “Over-Allotment Option Exercise” and, together with the IPO, the “Offering”), generating additional net proceeds of $4,507,492 (Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) one or more operating businesses in the homeland security industry (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $41,964,000 of the net proceeds is being held in a trust fund account (“Trust Fund”) and has been or will be invested in government securities until the earlier of (i) the consummation of its first Business Combination; or (ii) the liquidation of the Company. Approximately $37,660,000 of this amount has been invested in Treasury Bills which have been accounted for as trading securities and are recorded at their market value of approximately $37,756,385 at August 24, 2005 and the remaining $4,304,000 is held in trust as cash at August 24, 2005. The excess of market value over cost, exclusive of the deferred interest described further below, is included in interest income in the accompanying statements of operations. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. All of the Company stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of the Company’s first Business Combination, all of these voting safeguards will no longer be applicable.

In the event (i) the Business Combination is not approved by a majority of the shares of common stock held by the Public Stockholders or (ii) 20% or more of the shares of common stock held by the Public Stockholders vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Notes to Financial Statments

With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Fund, calculated as of two business days prior to the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding approximately 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by the Initial Stockholders. Accordingly, a portion of the net proceeds of the Offering (19.99% of the amount originally held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying August 24, 2005 balance sheet and 19.99% of the related interest earned on the Treasury Bills has been recorded as deferred interest.

The Company’s Certificate of Incorporation, as amended, provides for the mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 12 months from the date of the consummation of the Offering, or 18 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (since no value would be attributed to the Warrants contained in the Units sold (Note 2)).

The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses on these accounts.

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recorded a deferred tax asset for the tax effect of net operating loss carryforwards and temporary differences aggregating approximately $350 at December 31, 2004. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company recorded a full valuation allowance at December 31, 2004.

The statements of operations for the periods ended August 24, 2005 include income tax expense, consisting principally of current income tax expense, of $13,142.

The effective rate differs from the statutory rate of 34% principally due to state income taxes during the periods ended August 24, 2005 and due to the increase in the valuation allowance for the period ended December 31, 2004.

Basic income (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share gives effect to dilutive options, warrants and other potential common stock outstanding during the period. Potential common stock has not been included in the computations for all periods as the effect would be antidilutive.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Notes to Financial Statments

2. Initial Public Offering
On July 20, 2005, the Company sold 7,000,000 units ("Units") in the IPO. On August 24, 2005 the Company sold an additional 800,000 Units pursuant to the Over-Allotment Option Exercise. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 (which such Warrant may be exercised on a cashless basis) commencing the later of (a) one year from the effective date of the IPO; or (b) the completion of a Business Combination with a target business and expiring four years from the date of the prospectus (unless earlier redeemed). The Warrant will be redeemable, upon written consent of the representative of the underwriters, at a price of $0.01 per Warrant upon 30 days notice after the Warrant becomes exercisable, only in the event that (a) the last sales price of the common stock is at least $8.50 per share for any 20 trading days within a 30-trading-day period ending on the third day prior to date on which notice of redemption is given and (b) the weekly trading volume of our common stock has been at least 200,000 shares for each of the 2 calendar weeks before the Company sends the notice of redemption.

In addition, the Company sold to Sunrise Securities Corporation, for $100, an option to purchase up to a total of 700,000 units. The units issuable upon exercise of this option are identical to those offered in the Offering, except that each of the warrants underlying this option entitles the holder to purchase one share of our common stock at a price of $6.25. This option is exercisable at $7.50 per unit commencing on the later of the consummation of a business combination and one year from the date of the prospectus and expiring five years from the date of the prospectus. In lieu of exercise, the option may be converted into units (i.e., a "cashless exercise") to the extent that the market value of the units at the time of conversion exceeds the exercise price of the option. The option may only be exercised or converted by the option holder.

The sale of the option is accounted for as an equity transaction. Accordingly, there is no net impact on the Company's financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale was approximately $3.075 per unit, or $2,152,500 total, using an expected life of four years, volatility of 75.19% and a risk-free interest rate of 3.922%.

The volatility calculation of 75.19% is based on the 365-day average volatility of a representative sample of seven (7) companies with market capitalizations under $250 million that management believes could be considered to be engaged in a business in the homeland security industry (the “Sample Companies”). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the 365-day average volatility of the Sample Companies because management believes that the average volatility of such companies is a reasonable benchmark to use in estimating the expected volatility of the Company's common stock post-business combination. Although an expected life of four years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

Although the purchase option and its underlying securities have been registered, the purchase option grants to holders demand and "piggy back" rights for periods of five and seven years, respectively, from the date of the prospectus with respect to the registration under the Securities Act of 1933 of the securities directly and indirectly issuable upon exercise of the purchase option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the purchase option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the purchase option will not be adjusted for issuances of common stock at a price below its exercise price.

3. Deferred Offering Costs	Deferred offering costs consist of underwriting fees incurred through December 31, 2004 that were related to the Offering and that were charged to capital upon receipt of the capital raised.

4. Notes Payable-Stockholders and Advances from Stockholders
The Company has unsecured promissory notes to the Initial Stockholders, who are officers and directors of the Company, of $12,500 at December 31, 2004 and $10,000 at August 24, 2005. The loans are non interest bearing and will be paid from the net proceeds of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount.

In addition, one of the Initial Stockholders has made payments on behalf of the Company which are non interest bearing and due on demand. Such amounts have been included in Advances from Stockholder on the accompanying August 24, 2005 balance sheet.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Notes to Financial Statments

5. Commitment
Commencing January 1, 2005, the Company occupied office space from, and had certain office and secretarial services made available to it by, an unaffiliated third party. The rental agreement expired March 31, 2005 and was extended through June 30, 2005.

Commencing on the consummation of the IPO, the Company began occupying office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services. The statements of operations for the period ended August 24, 2005 include $7,500 related to this agreement. Total rent expense for the periods from December 20, 2004 (inception) to August 24, 2005 and from December 20, 2004 to December 31, 2004 amounted to $9,017 and $437, respectively.

6. Common Stock
On December 20, 2004, the Company issued 1,250,000 shares of Common Stock. On March 8, 2005, the Company authorized the redemption of the 1,250,000 shares of common stock at the original subscription price. On March 9, 2005, the Company issued 1,750,000 shares of common stock to the original stockholders along with new stockholders (in the aggregate, these stockholders are the Initial Stockholders).

At August 24, 2005, 17,700,000 shares of Common Stock were reserved for issuance upon exercise of redeemable warrants and underwriter's unit purchase option.

7. Preferred Stock	The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.